POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to his beneficial ownership (direct or indirect) of any securities he may be deemed to beneficially own, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

March 19, 2004

/s/ Carlos Slim Helú
Carlos Slim Helú

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to his beneficial ownership (direct or indirect) of any securities he may be deemed to beneficially own, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

March 19, 2004

/s/ Carlos Slim Domit
Carlos Slim Domit

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to his beneficial ownership (direct or indirect) of any securities he may be deemed to beneficially own, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

March 19, 2004

/s/ Marco Antonio Slim Domit
Marco Antonio Slim Domit

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to his beneficial ownership (direct or indirect) of any securities he may be deemed to beneficially own, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

March 19, 2004

/s/ Patrick Slim Domit
Patrick Slim Domit

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to her beneficial ownership (direct or indirect) of any securities she may be deemed to beneficially own, and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

March 19, 2004

/s/ María Soumaya Slim Domit
María Soumaya Slim Domit

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to her beneficial ownership (direct or indirect) of any securities she may be deemed to beneficially own, and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

March 19, 2004

/s/ Vanessa Paola Slim Domit
Vanessa Paola Slim Domit

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to her beneficial ownership (direct or indirect) of any securities she may be deemed to beneficially own, and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

March 19, 2004

/s/ Johanna Monique Slim Domit
Johanna Monique Slim Domit

POWER OF ATTORNEY

The undersigned, an authorized officer of Carso Global Telecom, S.A. de C.V. (the “Company”), hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as the Company’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company’s name, place and stead and on the Company’s behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to the Company’s beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company’s behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

CARSO GLOBAL TELECOM, S.A. de C.V.

/s/ Armando Ibañez Vazquez
By: Armando Ibañez Vazquez
Title: Chief Financial and Administrative Office

 POWER OF ATTORNEY

The undersigned, a duly authorized attorney-in-fact of Grupo Financiero Inbursa, S.A. de C.V. (the "Company"), hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly,as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

November 22, 2005

GRUPO FINANCIERO
INBURSA, S.A. de C.V.

/s/ Raul Humberto Zepeda Ruiz
By: Raul Humberto Zepeda Ruiz
Title: Attorney-in-Fact

POWER OF ATTORNEY

The undersigned, a duly authorized attorney-in-fact of Banco Inbursa, S.A. Institución de Banca Múltiple, Grupo Financiero Inbursa as Trustee of Trust F0008 (the “Trust”), hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Trust and in the Trust’s name, place and stead and on the Trust’s behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Scheduel 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to the Trust’s beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Trust’s behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Trust might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

BANCO INBURSA S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, DIVISION FIDUCIARIA, AS TRUSTEE OF TRUST NO. F/0008
/s/ Raul Humberto Zepeda Ruiz
By: Raul Humberto Zepeda Ruiz Title: Attorney-in-Fact

POWER OF ATTORNEY

The undersigned, Banco Inbursa, S.A. Institución de Banca Múltiple, Grupo Financiero Inbursa as Truste of Trust F0395 (the “Trust”), hereby constitues and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as the Trust’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Trust and in the Trust’s name, place and stead and on the Trust’s behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to the Trust’s beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Trust’s behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Trust might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

BANCO INBURSA S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, DIVISION FIDUCIARIA, AS TRUSTEE OF TRUST NO. F/0395
/s/ Raul Humberto Zepeda Ruiz
By: Raul Humberto Zepeda Ruiz Title: Attorney-in-Fact

POWER OF ATTORNEY

The undersigned, a duly authorized attorney-in-fact of Fundación Telmex, A.C. (the “Company”), hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as the Company’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company’s name, place and stead and on the Company’s behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to the Company’s beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company’s behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

FUNDACION TELMEX, A.C.
/s/ Adolfo Cerezo
By: Adolfo Cerezo Title: Attorney-in-Fact

POWER OF ATTORNEY

The undersigned, a duly authorized attorney-in-fact of Asociación Carso, A.C. (the “Company”), hereby constitutes and appoints Eduardo Valdés Acra and Rafael Robles Miaja, and each of them singly, as the Company’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company’s name, place and stead and on the Company’s behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to the Company’s beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company’s behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

ASOCIACION CARSO, A.C.
By:	/s/ Armando Ibañez Vazquez
Name: Armando Ibañez Vazquez Title: Attorney-in-Fact